PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

5. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of December 31,
	2010	2011
	RMB	RMB

Buildings	539,149	503,204
Motor vehicles	12,446	16,074
Office and computer equipment	140,827	176,165
Leasehold improvements	52,407	229,333
	744,829	924,776
Less: accumulated depreciation	(85,820)	(165,460)
Add: construction in progress	14,332	29,700
Total	673,341	789,016

For the years ended December 31, 2009, 2010 and 2011, depreciation expenses of continuing operations were RMB 20,031, RMB 44,233 and RMB 57,977, respectively, and are recorded in cost of revenues, selling and marketing expenses and general and administrative expenses.

As of December 31, 2011, the Group is in the process of applying for the building ownership certificates for certain buildings with a total net carrying value of approximately RMB 67,527.